Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events

15.	Subsequent Events
In February 2022, the Company completed an underwritten public offering and issue
d 11,040,000
 common shares,
11,040,000
 Class A warrants an
d 552,000

Representative Purchase warrants for net proceeds, after underwriting discounts and commissions, of
 $
12.8
 million. Furthermore, the Company proceeded with the issuance of
10,997,000
 common shares upon exercise of Class A warrants for an aggregate exercise price of $
13.7
 million. The total net proceeds are expected to be used for capital expenditures and for other general corporate purposes.
On March 4, 2022, the Company agreed to acquire two M.R. product tankers from a related party for an aggregate purchase price of
$31.0
million.
On March 15, 2022, the Board of Directors of the Company declared a dividend of $0.546875 per Series A Preferred Share payable on March 30, 2022 to holders of Series A Preferred Shares as of March 25, 2022.
In March 2022, the Company completed an underwritten public offering and issued 43,124,950 common shares and 43,124,950 Class B warrants for net proceeds, after underwriting discounts and commissions, of $64.3 million. expected to be used for capital expenditures and for other general corporate purposes.
A
s
a result of the recent conflict in Ukraine, the EU, U.S. and other countries have imposed sanctions in response to Russian action. The extent to which this will impact the Company’s future results of operations and financial condition will depend on future developments, which are highly uncertain and cannot be predicted. Accordingly, an estimate of the impact cannot be made at this time.